March 15, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:	Form 8-K Distribution Financial Services Floorplan Master Trust
   	Registration No. 033-70814-01

On behalf of Distribution Financial Services Floorplan Master Trust, I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address Pat.o-malley@ge.com at your earliest convenience.

Sincerely,

/s/ W. Steven Culp
Controller

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 15, 2004

DISTRIBUTION FINANCIAL SERVICES FLOORPLAN MASTER TRUST
(Co-Registrant and Issuer with Respect to the Securities)

New York                           033-70814-01               13-7031011
(State or other jurisdiction      (Commission               (IRS Employer
of organization)                  File Numbers)             identification No.)

c/o Wilmington Trust Company
520 Madison Avenue
New York, New York 10022
(Address of principal executive offices)

Registrant's telephone number, including area code:   (212) 415-0545

Item 5.     Other Events.

Copies of the monthly Certificateholders' Statements are being filed as Exhibits 1, and 2 to this Current Report on Form 8-K.

Item 7.(c)  Exhibits.

Exhibit     Description

EX-1		Distribution Financial Services Floorplan Master Trust
		Compliance/Statistical Reporting
		Reporting for period ending 2/29/2004

EX-2	      Distribution Financial Services Floorplan Master Trust
            Distribution Date Statement Series 2000-2
            Reporting for period ending 2/29/2004

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISTRIBUTION FINANCIAL SERVICES FLOORPLAN MASTER TRUST

By:	 CDF Floorplan Receivables, L.P.

By:	 CDF Floorplan Receivables, Inc.
	 Its General Partner

By:	 /s/ W. Steven Culp
Title: Controller




EX-1

Distribution Financial Services Floorplan Master Trust
Compliance/Statistical Reporting
Distribution Date                         3/15/2004
Collection Period Ending                  2/29/2004
Calculation Of Pool Balance
 1 Total "Office" Receivables                        3,387,291,281
 2 Discount Factor                                            0.50%
 3 End of month Pool Balance                         3,370,354,825

Total Trust Receivables-Delinquency
 4 NSF 1-30 Office                                         386,837
 5 SAU 1-30 Office                                      11,768,724
 6 Total                                                12,155,561
 7 Trust Receivables                                 3,387,291,281
 8 .75 % of Trust Receivables                                 0.75%
 9 Total                                                25,404,685
10 Amount in Excess                                              0

11 NSF 30+                                                 348,205
12 SAU 30+                                               4,002,917
                                                         4,351,122

Overconcentrations
13 End of month Pool Balance                         3,370,354,825

                                                        Limits         Actual     Excess
14 A/R Receivables                              20%    674,070,965    29,425,231        0

15 Asset Based Receivables                      20%    674,070,965   259,642,713        0

16 Dealer concentration top 8                  2.5%     84,258,871    82,647,832        0

17 Dealer concentration Other                    2%     67,407,097    23,035,136        0

18 Manufacturer Concentration Top 3             15%    505,553,224   433,239,573        0

19 Manufacturer Concentration Other             10%    337,035,483   118,499,466        0

20 Product Line Concentration:

21 CE & Appl                                    25%    842,588,706    71,396,608        0

22 MIS                                          25%    842,588,706   232,886,299        0

23 Motorcycle                                   25%    842,588,706   547,938,769        0

24 Marine                                       35%  1,179,624,189   927,542,929        0

25 RV                                           35%  1,179,624,189 1,016,930,548        0

26 Music                                        25%    842,588,706    60,574,023        0

27 Industrial Equipment                         25%    842,588,706   120,514,761        0

28 A/R                                          25%    842,588,706   289,067,944        0

29 Snowmobiles                                  25%    842,588,706             0        0

30 Other                                        25%    842,588,706   120,439,401        0

31 Delayed Funding Receivables                                       315,820,854

                                       12/31/2003     1/31/2004      2/29/2004    Average
32 Charge Offs to Receivables
   (Annualized)                          0.52%          0.08%          0.07%         0.22%
33 Payment Rate                          38.37%         31.55%         30.15%       33.36%

Net Receivable Rate - Current Month
34 Interest                                   5.30%
35 Discount                                   1.81%
36 Total                                      7.11%
37 Less Servicing                            -2.00%
38 Remaining                                  5.11%



EX-2

CDF Floorplan Receivables, L.P.
Distribution Financial Services Floorplan Master Trust
Distribution Date Statement
Report Date             02/29/04
Collection Period       02/01/04 02/29/04
Determination Date      03/12/04
Distribution Date       03/15/04
                                                                Dealer
                                                                 Over-          Series          Series        Series       Series
                                                 Total       Concentration      2000-2          2000-2        2000-2       2000-2
                          Date                   Trust          Series           Total         Class A        Class B      Class C
Pool Balance
1 Beginning of Month
  Receivables                     01/31/04  3,278,057,953
2 Plus: Account Additions         02/01/04              -
3 Beginning of month
  Principal
  Receivables                     02/01/04  3,278,057,953
4 Discount Factor                                0.50%
  Beginning of month Pool
5 Balance                         02/01/04  3,261,667,663
6 Beginning of month Dealer
  Overconcentrations              02/01/04              -
  Beginning of month
7 Unconcentrated
  Pool Balance                    02/01/04  3,261,667,663

8 End of month Principal
  Receivables                     02/29/04  3,387,291,281
9 Discount Factor                                0.50%
10End of mo Pool Balance          02/29/04  3,370,354,825
11End of month Dealer
  Overconcentrations              02/29/04              -
12End of month
  Unconcentrated Pool
  Balance                         02/29/04  3,370,354,825
13Overconcentrated %              02/29/04       0.00%
14Unconcentrated %                02/29/04      100.00%

Certificates
15Beginning of
  month/closing date
  Invested Amount                 02/01/04                             -     500,000,000     477,500,000    15,000,000    7,500,000
16Allocation Percentage           02/01/04                       0.00%          19.23%          18.37%         0.58%        0.29%
17End of month Invested
  Amount                          02/29/04                             -     500,000,000     477,500,000    15,000,000    7,500,000
18Principal Payments
  Outstanding Principal           03/12/04                             -               -               -             -            -
19Balance                         03/15/04                             -     500,000,000     477,500,000    15,000,000    7,500,000
20Pool Factor                     03/15/04                                                       1.00000       1.00000      1.00000

Excess Funding Account
21End of month balance            02/17/04              -
22Determination Date
  Deposit                         03/15/04              -
  Distribution Date
23Disbursement                    03/15/04              -
  Excess Funding Account
24Balance                         03/15/04              -

Reserve Fund
25Required Amount                 03/15/04                                    17,500,000
26Beginning Balance               02/17/04                                    17,500,000
27Deposits              02/17/04  03/15/04                                        13,383
28Disbursements         02/17/04  03/15/04                                        13,383
29Ending Balance                  03/15/04                                    17,500,000

Collections
30Principal Allocation
  Percentage                      02/29/04                       0.00%          15.33%          14.64%         0.46%        0.23%
31Floating Allocation
  Percentage                      02/29/04                       0.00%          15.33%          14.64%         0.46%        0.23%

32Principal Collections 02/01/04  02/29/04    988,332,188            -
33Nonprincipal Collectio02/01/04  02/29/04     20,570,183            -
34Total Collections     02/01/04  02/29/04  1,008,902,371            -

Defaults
35Defaulted Amount      02/01/04  02/29/04        187,334
36Investor Default Amoun02/01/04  02/29/04                             -          28,718          27,425           862          431

Interest
37Monthly Interest                03/15/04                             -         511,444         481,230        18,155       12,059
38Interest Shortfall              03/15/04                             -               -               -             -            -
39Additional Interest             03/15/04                             -               -               -             -            -
40Total                           03/15/04                             -         511,444         481,230        18,155       12,059

Servicing Fee
41Certificate Balance for
  Servicing
  Fee determination               02/01/04                                   500,000,000     477,500,000    15,000,000    7,500,000
42Servicing Fee Rate                                                             2.00%           2.00%         2.00%        2.00%
43Servicing Fee         02/01/04  02/29/04                                       833,333         795,833        25,000       12,500
44Remaining Servicing Fee         03/15/04                                       833,333         795,833        25,000       12,500

Excess Servicing
45Nonprincipal Collectio02/01/04  02/29/04     20,570,183            -
46Servicer Advance Less
  Reimbursement of Servicer
  Advance               02/01/04  02/29/04      1,204,023
47Floating Allocation
  Percentage                                                     0.00%          15.33%          14.64%         0.46%        0.23%
48Investor Nonprincipal
  Collections           02/01/04  02/29/04                             -       3,153,323       3,011,423        94,600       47,300


49Investor portion of
  Servicer Advance
  Less Reimbursement    02/01/04  02/29/04                             -         184,572         176,266         5,537        2,769
50Plus:  Investment Proc02/01/04  02/29/04                             -          15,361
51Less:
52Monthly Interest                03/13/04                             -         511,444         481,230        18,155       12,059
53Prior Monthly Interest          03/13/04                             -               -               -             -            -
54Additional Interest             03/13/04                             -               -               -             -            -
55Reserve Fund Deposit            03/13/04                             -               -               -             -            -
56Default Amount        02/01/04  02/29/04                             -          28,718          27,425           862          431
57Charge-Offs           02/01/04  02/29/04                             -               -               -             -            -
58Monthly Servicing Fee           03/15/04                             -         833,333         795,833        25,000       12,500
59Carry-over Amount               03/15/04                             -               -               -             -            -
60Carry-over Amount
     Additional Interest          03/15/04                             -               -               -             -            -
61Yield Supplement Dep.           03/15/04                             -               -
62Balance:  Excess Servi02/01/04  02/29/04                           -      1,979,761.00

Collection Account
63Beginning Balance               02/17/04                                             -
64Deposits              02/17/04  03/15/04                                       696,016
65Disbursements         02/17/04  03/15/04                                       696,016
66Ending Balance                  03/15/04                                             -

Interest Funding Account
67Beginning Balance               02/17/04                                             -
68Deposits              02/17/04  03/15/04                                       511,510
69Disbursements         02/17/04  03/15/04                                       511,510
70Ending Balance                  03/15/04                                           -

Principal Funding Account
71Beginning Balance               02/17/04                                             -
72Deposits              02/17/04  03/15/04                                             -
73Disbursements         02/17/04  03/15/04                                             -
74Ending Balance                  03/15/04                                             -

Yield Supplement Account
75Required Amount                 03/15/04                                     2,500,000
76Beginning balance               02/17/04                                     2,500,000
77Deposit               02/17/04  03/15/04                                         1,912
78Disbursements         02/17/04  03/15/04                                         1,912
79Ending balance                  03/15/04                                     2,500,000

80Total Amount Distributed        03/15/04        511,444

Interest Rate for the Next Period
81One-month LIBOR        3/15/04  04/14/04          1.09000%
82Net Receivables Rate            02/29/04          5.11156%
